Exhibit 99.1

Investor Relations Report
As of December 31,  2006

Disclosure
and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private
Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the
Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The
Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities

Creativity

Flexibility

VINEYARD BANK
VINEYARD
Mobile Unit
VINEYARD
VINEYARD
Respect
Devotion
Honor
Strength
Spirit
Pride
Triumph
Heart
Valor
Remembrance
Hero
Truth
Allegiance
Character
Glory
Leadership
Soldier
Patriot
Freedom
Passion
Power
Courage
Bravery
Loyalty
Destiny

VINEYARD
BANK
Creating New Experiences

Our Values
Integrity
The bottom line…
It’s all about People

Overview
At December 31, 2006
m
Traded on the NASDAQ Global Market System under the symbol
"VNBC”
m
Market price – closed at $23.02
m
$2.3 billion in assets
m
Shares outstanding – approximately 10.4 million
m
Market Capitalization – approximately $240 million
m
Inside ownership most recent quarter end – approximately 15%
m
Institutional ownership most recent quarter end – approximately 50%

Overview
At December 31, 2006
Price Valuation Measures
m
12 month trailing price to earnings (“P/E”) – 12.18
m
Forward P/E fiscal year end Dec. 31, 2007 – 10.57 (based on analysts estimates)
m
Price/Book most recent quarter (“mrq”) – 1.76
m
Price/tangible book (mrq) – 2.63
m
Stated Book Value Per Share (mrq) – $13.11
m
Stated tangible book value per share (mrq) – $8.77
m
Diluted Book Value Per Share (mrq) – $13.30
m
Diluted tangible book value per share (mrq) – $9.02
m
Analyst coverage – five (5)
♦
Cohen Bros. & Company
♦
Oppenheimer
♦
RBC Capital Markets
♦
Sandler O’Neill & Partners, L.P.
♦
Sidoti & Company, LLC

Capital
Management
Balance Sheet
Effectiveness
Operational
Efficiency
Consistent
EPS Growth
Key Financial Principles
  Financial Highlights

Bancorp Net Earnings
Dollars shown in all tables are in thousands (except for per share information)
Period-ended	Net Earnings	Diluted Earnings Per Share	Return On Avg. Common Equity
Year to Date Dec. 31, 2006	$19,700	$1.89	18%
Year Ended Dec. 31, 2005	$18,900	$1.89	21%
Year Ended Dec. 31, 2004	$14,000	$1.55	29%
Vineyard National Bancorp
Summary Results 2004-2006

Bank Net Earnings
Dollars shown in all tables are in thousands (except percentage information)
Period-ended	Net Earnings	Return on Avg. Assets	Efficiency Ratio
Year to Date Dec. 31, 2006	$27,500	1.39%	48%
Year Ended Dec. 31, 2005	$23,900	1.54%	45%
Year Ended Dec. 31, 2004	$17,000	1.47%	44%
Vineyard National Bancorp
Summary Results 2004-2006

FORTUNE
Custom Reprint
100
Fastest
Growing
Companies
#63
Featuring
Vineyard National Bancorp

CORONA CALIF.

Ticker: *VNBC*
Stock Price, 8/24/06: **$26.69**

Earnings-Per Share Growth, Three-year annual rate: **46%**
Earnings-Per-Share Growth, Three-year. annual rate, Rank: **84**

Net Income, Past Four Quarters (millions)*: **$18.7**

Revenue Growth, Three-year annual rate: **70%**

Revenue Growth, Three-year annual rate, Rank: **16**

Revenue, Past four quarters (millions): **$127.5**

Total Return, Three-year annual rate: **38%**

Total Return, Three-year annual rate, Rank: **69**

P/E, Current Fiscal Year Est.: **13**

Financial holding company.

*Through the quarter ended March 31, 2006

The Class of '06
Welcome to our annual ranking of supercharged performers
VINEYARD NATIONAL BANCORP
#63
VINEYARD

2nd consecutive year
National Recognition

The Marketplace
Well Established in…
m
The Inland Empire:
➢
Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States
➢
Major distribution hub for goods coming in through the Los Angeles Harbors
➢
Availability of “affordable” and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions
m
Emerging presence in Southern California Coastal Communities:
➢
Represents  the confluence of entrepreneurs and the accumulation of wealth; providing significant new opportunities
➢
From San Diego through Orange County into the west side of Los Angeles coast and up into Ventura and Santa Barbara counties
➢
Significant opportunities for cash management services, construction lending and income property lending
m
Expansion into Northern California:
➢
Represents similar characteristics to the southern California Coastal communities
➢
Marin County Banking Center – allows us to access the North Bay and Central Valley which also has similar characteristics to the Inland Empire
➢
Monterey and Los Altos Loan Production Offices will support the further  expansion into
Northern California

What Makes Vineyard
Unique?

Our Vision
We are a community bank
dedicated to relationships and
the experiences we create

Strategic Focus
Our future is as diverse as
   our markets

Key Strategic Drivers
m
Diverse asset base and organizational structure
m
Operating efficiency
m
Operate within 20 unique markets
m
Development and enhancement of 10 specialty products
m
Branding and Marketing of the Vineyard Franchise
♦
In target geographic markets
♦
In target product markets

Next 1-2 yrs: Core Relationship Management & Build Out
Other
High/ Mid
Non-Profit
Entrepreneur/ Private Banking
Low/ Mid
Cash Mgmt

Coastal
Construction
SBA
Commercial/
Business
Multi-
Family
Income
Property
Tract
Construction
Future 3-5 yrs: Organic Growth
Strategic Plan
Past 6 yrs: Community Banking
20+ Unique Markets
10+ Expert Niches
Future 5-7/10 yrs & Beyond: Franchise Maturity

$2,300,000
$2,100,000
$1,900,000
$1,700,000
$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
$300,000
$100,000

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006
Total Assets	$110,100	$191,700	$385,900	$888,000	$1,312,500	$1,713,600	$2,257,700

Dollars in thousands

Assets
CAGR = 65%

$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006
Net Loans	$78,700	$136,200	$250,300	$589,600	$1,015,000	$1,359,300	$1,882,600
Total Deposits	$99,600	$159,400	$287,500	$603,300	$965,500	$1,277,000	$1,807,100

Dollars in thousands

Total Loans and Deposits
❑
 CAGR = 70%
❑
 CAGR = 62%

6%
3%
49%
42%
Real estate mortgage
Real estate construction
Commercial and industrial
Consumer & all other loans

Loan Composition
At Year-end 2006

4%
16%
49%
31%
Time deposits
Money market
Non-interest bearing
Savings and NOW

Deposit Composition
At Year-end 2006

Capital Strategy
m
Support Organic Growth
m
Efficient tools for effective execution and purpose
♦
Shelf registration – $125 million (Sept. 2005)
m
$93 million remaining as of Dec. 31, 2006
♦
PIPE
♦
Trust preferred
♦
Strategic acquisition
m
Reduce funding costs
m
Accretive to earnings
m
Minimal dilutive impact to shareholders
m
Maintain consistent capital ratios
♦
Holding Company
♦
Bank

20.0%
16.0%
12.0%
8.0%
4.0%
0.0%

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006
Leverage Capital	8.4%	12.5%	11.6%	10.3%	11.3%	11.7%	11.4%
Tier 1 Capital	10.4%	15.1%	13.9%	12.7%	12.4%	12.2%	11.2%
Total Capital	11.3%	16.1%	15.0%	13.9%	13.5%	13.1%	12.2%

Bank Capital
Adequacy Ratios

Santa Clarita
San Buenaventura
Oxnard
Thousand Oaks
West Hollywood
Los Angeles
Santa Monica
Inglewood
Monrovia
Glendora
Rialto
Hesperia
Highland
Yucaipa
Ontario
Colton
Redlands
Whittier
La Habra
Brea
Riverside
Carson
Torrance
Rancho Palos Verdes
Fountain Valley
Costa Mesa
Tustin
Lake Forest
Mission Viejo
Laguna Niguel
San Clemente
Temecula
Hemet
Palm Springs
Cathedral City
Oceanside
Carlsbad
Vista
Escondido
Encinitas
Poway
Santee
El Cajon
La Mesa
San Diego
National City
Chula Vista
Copyright (C) 2006 SNL Financial LC. All rights reserved
0
42.5mi

Ventura
County
San  Gabriel Valley
West
Side
Orange
County
Palm
Desert
Temecula
Valley
North
San Diego
●
  Full Service Banking Center
▪
  Loan Production Office
Our Markets
Northern
CA
●

 Summary Thoughts

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31 2004	Dec. 31, 2005	Dec. 31, 2006
Net Income	$600	$1,200	$3,000	$8,000	$14,000	$18,900	$19,700

Dollars in thousands

Earnings
CAGR = 78%

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
50%
40%
30%
20%
10%
0%
$0.15
$0.25
$0.52
$1.09
$1.55
$1.89
$1.89
7.0%
11.7%
22.2%
41.0%
28.6%
21.1%
17.6%
YE 2000
YE 2001
YE 2002
YE 2003
YE 2004
YE 2005
YE 2006
Diluted EPS
ROACE (Annualized)

Earnings –
Return on Average Common
Equity
❑
 CAGR = 50%

Summary Thoughts
m
The Bank continues to assemble talented and well-established professionals driven on value-added, relationship banking
m
The Company continues to deliver returns to its shareholders by providing properly incented product groups within a unique distribution network
m
The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”

Thank you
www.vnbcstock.com